Supplement to the
Fidelity Advisor® Growth Opportunities Fund
Class A, Class M, Class C, Class I, and Class Z
January 28, 2023
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Kyle Weaver (Co-Portfolio Manager) has managed the fund since 2015.
Becky Baker (Co-Portfolio Manager) has managed the fund since 2023.
GO-SUSTK-1123-103 1.9881400.103	November 14, 2023